EXHIBIT 99.2
Q3 2008 Financial Results Conference Call October 30, 2008

3 Welcome Randy Battat, President & CEO Jeff Glidden, Vice President & CFO

5 Forward Looking Statements This presentation contains forward-looking statements. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," or "continue" or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Other factors that could materially affect actual results, levels of activity, performance or achievements can be found in our Form 10K filed on March 7, 2008 with the SEC and our subsequent filings with the SEC. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise. Reconciliations to generally accepted accounting principles (GAAP) for non-GAAP financial measures included in this presentation can be found in this presentation as posted on our website at www.airvana.com.

7 Q3 2008 Results Q3 2007 Q3 2008 Billings 30.815 43 Op Profit 3.337 14.3 Financial Performance Billings increased 39% to $43.0M Operating Profit $14.3M (33% of Billings) Cash Flow from Operations $12.1M Purchased 671K shares - $3.5M Cash Increased to $237.8M ($3.40/sh) Note: Reconciliation of GAAP & Non-GAAP financial metrics is included in Slide 19, and in Airvana's Q3 2008 Earnings Press Release dated October 30, 2008

EV-DO Products: Market Update Strong growth in data service revenues at major operators Heightened 3G Smart Phone competition Increased marketing focus on mobile broadband 9 Source: AT&T and Verizon Quarterly Earnings Reports

EV-DO Products: Business Drivers Continued coverage deployments by operators around the world 2. Capacity expansion driven by increased user demand for data services. 3. Software upgrades driven by operator demand for new features Greater than 25% of Q3 2008 EV-DO billings driven by maintenance & upgrades 11

EV-DO Products: Outlook "Return to growth" continues Delivery of software Release 7.0 with initial upgrades deployed Favorable long term trends Continued broadband data usage & traffic growth 3G Smart Phone competition China 3G deployments 13

15 HubBub(tm) Femtocells CONSUMER BENEFITS Improved coverage Superior broadband experience Low cost services OPERATOR BENEFITS Lower costs Spectrum reuse New services AIRVANA ADVANTAGES UMTS and CDMA Technology strategy for aggressive cost curves Partnerships for strong ecosystem

Airvana Femto Partnerships 17 CORE INFRASTRUCTURE CONSUMER DEVICES Internet Operator Core Network Femtocell Service Manager Universal Access Gateway (UAG) Femtocell Access Point (FAP)

Femto Products: Outlook CDMA and UMTS products to be generally available in 1H 2009 Solid current demand from OEM partners and operators for trial units, prototypes, and engineering services Expect femtocell products to represent 10%-15% of Billings in Q4 2008 Represented <5% of Billings year-to-date 19

21 Q3 2008 Financial Results Jeff Glidden, Vice President & CFO

23 Q3 2008 Key Performance Metrics Financial Performance GAAP Cash Flow from Operations Q3 2007 17.5 Q3 2008 12.1 ($M) Cash & Investments Q3 2007 210 Q3 2008 237.8 ($M) Financial Performance Non-GAAP Billings Q3 2007 30.8 Q3 2008 43 ($M) Op Profit on Billings (non-GAAP Q3 2007 3.3 Q3 2008 14.3 ($M) Note: Reconciliation of GAAP & Non-GAAP financial metrics is included in Slide 18, and in Airvana's Q3 2008 Earnings Press Release dated October 30, 2008

25 Q3 2008 Financial Results

27 Core Products New Products Research 0.45 0.5 0.05 Significant R&D Investment in New FMC Products EV-DO Product Development Research New FMC Product Development 2008 Research and Development Investment 55% in New FMC Products and Markets

29 % of Billings 2005 2006 2007 Long-Term Model (1) Gross Margin 71% 91% 94% 65 - 75% Operating Expenses Research and Development 27% 39% 54% 30 - 40% Sales and Marketing 3 5 8 9 - 11% General and Admin 3 4 5 5 - 6% In-process R & D 2 Total Operating Expenses 33 48 69 45 - 55% Operating Income 39% 43% 25% 20 - 25% Long-Term Financial Operating Model Note: Over 3 - 5 years reflecting anticipated mix of Software and Hardware Products Non-GAAP

31 Strong Balance Sheet & Cash Flow Cash and Investments $222 $238 9/28/08 12/31/07 Debt 0 0 ($MM) Total Assets $263 $281 Pro forma fully diluted shares 70M Cash flow from operations $92 $13 Cash & Investments per share $3.40 July 2008 Airvana announced Stock Repurchase Program, up to $20M Repurchased 671,000 shares for $3.5 Million in Q3 2008

33 Airvana Outlook Q4 2008 Outlook Billings in the range of $36M to $38M GAAP Revenue in the range of $58M to $60M 2008 Full Year effective tax rate expected to be 40-42% Mobile Broadband. Everywhere.

Summary: Return to growth Strong EV-DO position & growth with operators New femtocell product (CDMA & UMTS) traction Strong & fundamental technology position Key marketing & technology partnerships Strong financial position & cash flow 35

37 Reconciliation of GAAP & Non-GAAP Financial Metrics